UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2012

Annual Repor t

Legg Mason

Investment Counsel

Social Awareness

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Social Awareness Fund

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Investment Counsel Social Awareness Fund for the twelve-month reporting period ended January 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 24, 2012

Legg Mason Investment Counsel Social Awareness Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended January 31, 2012. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in 2011, as the Commerce Department’s second estimate for fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.1% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement during the second half of the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed at or above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.7% in November, 8.5% in December and 8.3% in January 2012, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated, but increased during three of the last four months of the period. In addition, the period ended with the lowest inventory of unsold homes since March 2005. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $154,700 in January 2012, down 2% from January 2011.

The manufacturing sector overcame a soft patch in the summer of 2011 and expanded at a stronger pace toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gathered momentum late in the period and ended January 2012 at 54.1, its highest reading since June 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

IV	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 29, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high total return consisting of capital appreciation and current income.

The Fund invests primarily in common stocks and other equity securities of U.S. companies that we believe are undervalued and have above-average potential for growth. The Fund targets a 30% investment (normally between 25% and 35%) in fixed-income securities, primarily investment grade and which may be of any maturity. The Fund may invest a portion of its assets in equity and debt securities of foreign issuers. The Fund emphasizes companies that both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

Our rigorous stock selection process is based upon proprietary fundamental analysis combined with a top-down approach to portfolio construction. We seek to invest in companies that exhibit superior characteristics including solid long-term earnings growth, high sustainable profitability, quality management, sound capital structure, strong cash-flow and reasonable valuation.

Our fixed-income investment selection process utilizes fundamental analysis and an assessment of relative value within the context of current market conditions, expected interest rate movements, changes in the shape of the yield curvei, and fluctuations in sector spreads. We employ a disciplined approach, constantly assessing market conditions in order to identify market anomalies.

As a component of the selection process, we utilize our proprietary social research to determine whether considered companies make a positive contribution to society through their products and services and through the way they conduct business. Specifically, we focus on companies that:

•	Have fair and reasonable employment practices

•	Contribute to the general well-being of the citizens of their host communities and countries and have respect for human rights

•	Utilize strategies to minimize the negative impact of business activities on the environment

•	Do not manufacture nuclear weapons or other weapons of mass destruction or derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Do not derive more than 5% of their revenue from the production or sale of tobacco products

Q. What were the overall market conditions during the Fund’s reporting period?

A. The financial markets in 2011 will be remembered for wild swings in asset returns as investors reacted to conflicting events taking place in all parts of the world. The year got off to a relatively positive start with indications of an improving U.S. economy, but by March the Japanese earthquake/tsunami and resulting nuclear problems seemed to set the tone for the rest of 2011. In the spring, political unrest toppled governments in the Middle East and by summer, worries about the Eurozone crisis increased as it spread to the large economies of Italy, Spain, and even France, with no clear solution in sight. The focus then shifted to Washington as political gridlock and a downgrade of the U.S. AAA credit rating added to the negative outlook. The impact of all of these problems in the developed world increased the potential for slowing growth in the emerging countries.

In this uncertain environment, investors took refuge in the perceived safe havens of

2	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Fund overview (cont’d)

gold and bonds, although the U.S. stock market managed to hold its own, helped in part by the contributions of defensive, low-volatility stocks in the Utilities, Health Care and Consumer Staples sectors. But the annual return numbers do not do justice to the degree of volatility investors experienced along the way.

Most of the issues that affected markets in 2011 and early 2012 are still present, the fifth year in which the ramifications of the financial crisis continue to play out. We do not expect a quick fix in Europe and are well aware of the headline risk there as well as in Washington, where the potential for political gridlock increases as we head into an election year. Yet, we believe some of the headwinds faced by global markets already have been priced in, paving the way for the possibility of a positive outcome. We expect higher-than-normal volatility in all asset classes to continue, but are encouraged by modest signs of economic growth in the United States and early signs of improvement in the labor and housing markets.

Q. How did we respond to these changing market conditions?

A. The equity portion of the Fund was actively managed during the time period. Actions taken included:

•	During the first half of 2011, we increased the portfolio’s exposure to the Industrials and Materials sectors and decreased exposure to the Utilities sector.

•	During the third quarter of 2011, we increased the portfolio’s exposure to the Information Technology sector and decreased exposure to the Health Care sector.

•	During the fourth quarter of 2011, we increased the portfolio’s exposure to the Consumer Discretionary sector and decreased exposure to the Materials sector.

•	Throughout the year, we maintained an underweight in the Financials sector and an overweight in the Consumer Discretionary sector.

In the fixed-income portion of the Fund, as the Federal Reserve Board (“Fed”)ii anchored the short-end of the yield curve at zero, and nervous investors moved en-masse to the safety of U.S. Treasury securities, we added exposure to BBB-rated securities, primarily in the five-year part of the yield curve. In addition, as the U.S. Treasury market sold off in early February and late June 2011, we increased the allocation to ten-year U.S. Treasury securities at very attractive yields.

Performance review

For the twelve months ended January 31, 2012, Class A shares of Legg Mason Investment Counsel Social Awareness Fund, excluding sales charges, returned 1.75%. The Fund’s unmanaged benchmarks, the S&P 500 Indexiii and the Barclays Capital U.S. Aggregate Indexiv, returned 4.22% and 8.66%, respectively, for the same period. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)v returned 5.83% over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 1.23% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 563 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	3

Performance Snapshot as of January 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	1.57%	1.75%
Class B1	1.07%	0.72%
Class C	1.27%	1.09%
Class I	1.73%	1.99%
S&P 500 Index	2.71%	4.22%
Barclays Capital U.S. Aggregate Index	4.25%	8.66%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	3.42%	5.83%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	-0.55%	1.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.31%, 2.28%, 2.03% and 1.08%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. In the equity portion of the Fund, our stock selection in the Financials, Consumer Discretionary and Utilities sectors contributed to relative performance. In terms of sector positioning, our overweighting in the Health Care and Industrials sectors and underweighting in the Financials sector also enhanced results. On an individual stock basis, the largest contributors to performance were VF Corp., Yum! Brands Inc., Apple Inc., Celgene Corp. and Coach, Inc.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 569 funds for the six-month period and among the 563 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Fund overview (cont’d)

In the fixed-income portion of the Fund, the barbellvi term structure in place assisted performance as the yield curve flattened tremendously over the period, particularly in the aftermath of the Standard & Poor’s downgrade of domestic debt. This strategy was specifically utilized in the U.S. Treasury sector to maximize the impact of global investors’ flight to quality. In addition, we added U.S. Treasury exposure on major back-ups in the bond market, taking advantage of improvement in home sales and continuing claims in October and the rally at year-end caused by the purchases by indexers. Also, the overweighted allocation to the corporate sector generated relative excess return to the portfolio. Our underweighted exposure to residential mortgage pass-through securities also aided performance as spreads were pressured by the announcement of Home Affordable Refinance Program (“HARP”) 2.0 and the Fed’s reinvestment of mortgage-backed security pay-downs.

Q. What were the leading detractors from performance?

A. In the equity portion of the Fund, our stock selection in the Information Technology, Energy and Health Care sectors detracted from relative results. In terms of sector positioning, our overweighting in the Materials sector and underweighting in the Consumer Staples sector also detracted from performance. On an individual stock basis, the largest detractors from performance were Rovi Corp., Hess Corp., JPMorgan Chase & Co., Alere Inc. and Apache Corp.

In the fixed-income portion of the Fund, the durationvii remained less than that of the Barclays Capital U.S. Aggregate Index throughout the period. This characteristic hindered relative performance for the prior period. The bond market produced very strong results through September 2011, aided by a global investor with very few options in a world of slowing growth and headline risk.

Thank you for your investment in Legg Mason Investment Counsel Social Awareness Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Ronald T. Bates

Portfolio Manager (Equity Portion)

Legg Mason Investment Counsel, LLC

David K. Kafes, CFA

Portfolio Manager (Fixed-Income Portion)

Legg Mason Investment Counsel, LLC

February 14, 2012

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of January 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	5

date were: Apple Inc. (2.7%), Coach Inc. (2.4%), Yum! Brands Inc. (2.4%), National-Oilwell Varco Inc. (2.4%), General Mills Inc. (2.4%), Gilead Sciences Inc. (2.3%), V.F. Corp. (2.3%), Express Scripts Inc. (2.1%), PepsiCo Inc. (2.1%) and FMC Technologies Inc. (2.1%). Please refer to pages 10 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2012 were: Financials (16.1%), Information Technology (15.1%), Health Care (11.5%), Energy (9.6%) and Consumer Discretionary (8.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the portfolio managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

vi	A barbell portfolio is a portfolio of bonds distributed like the shape of a barbell, with most of the portfolio in short-term and long-term bonds, but few bonds in intermediate maturities.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

6	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2012 and January 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2011 and held for the six months ended January 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.57%	$1,000.00	$1,015.70	1.29%	$6.55	Class A	5.00%	$1,000.00	$1,018.70	1.29%	$6.56
Class B	1.07	1,000.00	1,010.70	2.36	11.96	Class B	5.00	1,000.00	1,013.31	2.36	11.98
Class C	1.27	1,000.00	1,012.70	1.94	9.84	Class C	5.00	1,000.00	1,015.43	1.94	9.86
Class I	1.73	1,000.00	1,017.30	1.00	5.08	Class I	5.00	1,000.00	1,020.16	1.00	5.09

[1]	For the six months ended January 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/12	1.75%	0.72%	1.09%	1.99%
Five Years Ended 1/31/12	2.21	1.34	1.62	N/A
Ten Years Ended 1/31/12	3.35	2.57	2.68	N/A
Inception* through 1/31/12	6.89	7.40	5.76	3.55

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/12	-4.12%	-4.28%	0.09%	1.99%
Five Years Ended 1/31/12	1.00	1.19	1.62	N/A
Ten Years Ended 1/31/12	2.74	2.57	2.68	N/A
Inception* through 1/31/12	6.57	7.40	5.76	3.55

Cumulative total returns
Without sales charges[1]
Class A (1/31/02 through 1/31/12)	39.00%
Class B (1/31/02 through 1/31/12)	28.94
Class C (1/31/02 through 1/31/12)	30.28
Class I (Inception date of 7/24/08 through 1/31/12)	13.11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, February 2, 1987, May 5, 1993 and July 24, 2008, respectively.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Investment Counsel Social Awareness Fund vs. S&P 500 Index, Barclays Capital U.S. Aggregate Index and Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)† — January 2002 - January 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on January 31, 2002 assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index, Barclays Capital U.S. Aggregate Index and Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%). The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Schedule of investments

January 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 67.4%
Consumer Discretionary — 7.9%
Hotels, Restaurants & Leisure — 2.4%
Yum! Brands Inc.	54,940	$3,479,350
Multiline Retail — 0.8%
Target Corp.	23,510	1,194,543
Textiles, Apparel & Luxury Goods — 4.7%
Coach Inc.	50,805	3,558,891
V.F. Corp.	25,225	3,316,835
Total Textiles, Apparel & Luxury Goods		6,875,726
Total Consumer Discretionary		11,549,619
Consumer Staples — 7.3%
Beverages — 2.1%
PepsiCo Inc.	46,380	3,045,775
Food Products — 3.2%
Darling International Inc.	76,850	1,174,268	*
General Mills Inc.	86,915	3,461,824
Total Food Products		4,636,092
Household Products — 2.0%
Procter & Gamble Co.	46,800	2,950,272
Total Consumer Staples		10,632,139
Energy — 8.9%
Energy Equipment & Services — 5.2%
FMC Technologies Inc.	59,290	3,030,312	*
National-Oilwell Varco Inc.	46,834	3,464,779
Tetra Technology Inc.	51,350	1,187,726	*
Total Energy Equipment & Services		7,682,817
Oil, Gas & Consumable Fuels — 3.7%
Apache Corp.	28,865	2,854,171
Hess Corp.	45,695	2,572,628
Total Oil, Gas & Consumable Fuels		5,426,799
Total Energy		13,109,616
Financials — 6.9%
Capital Markets — 1.5%
State Street Corp.	56,445	2,211,515
Commercial Banks — 1.8%
U.S. Bancorp	96,645	2,727,322
Consumer Finance — 2.0%
American Express Co.	58,500	2,933,190

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	11

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Insurance — 1.6%
Arch Capital Group Ltd.	63,690	$2,296,024	*
Total Financials		10,168,051
Health Care — 9.1%
Biotechnology — 3.5%
Celgene Corp.	23,385	1,700,089	*
Gilead Sciences Inc.	69,155	3,377,530	*
Total Biotechnology		5,077,619
Health Care Equipment & Supplies — 2.0%
Covidien PLC	56,790	2,924,685
Health Care Providers & Services — 3.6%
Express Scripts Inc.	59,675	3,052,973	*
UnitedHealth Group Inc.	44,210	2,289,636
Total Health Care Providers & Services		5,342,609
Total Health Care		13,344,913
Industrials — 7.3%
Commercial Services & Supplies — 1.2%
Republic Services Inc.	57,564	1,685,474
Construction & Engineering — 1.6%
Quanta Services Inc.	111,290	2,403,864	*
Machinery — 3.0%
Danaher Corp.	52,140	2,737,872
Deere & Co.	19,509	1,680,700
Total Machinery		4,418,572
Road & Rail — 1.5%
Union Pacific Corp.	19,410	2,218,757
Total Industrials		10,726,667
Information Technology — 13.8%
Communications Equipment — 1.5%
Cisco Systems Inc.	110,070	2,160,674
Computers & Peripherals — 3.8%
Apple Inc.	8,765	4,001,047	*
NetApp Inc.	42,415	1,600,742	*
Total Computers & Peripherals		5,601,789
Electronic Equipment, Instruments & Components — 1.2%
Trimble Navigation Ltd.	36,490	1,708,827	*
Internet Software & Services — 3.2%
eBay Inc.	65,780	2,078,648	*
Google Inc., Class A Shares	4,640	2,691,711	*
Total Internet Software & Services		4,770,359

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Schedule of investments (cont’d)

January 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security			Shares	Value
IT Services — 1.5%
Accenture PLC, Class A Shares			38,110	$2,185,227
Semiconductors & Semiconductor Equipment — 2.6%
Broadcom Corp., Class A Shares			49,915	1,714,081	*
Microchip Technology Inc.			55,180	2,036,694
Total Semiconductors & Semiconductor Equipment				3,750,775
Total Information Technology				20,177,651
Materials — 3.0%
Chemicals — 3.0%
Air Products & Chemicals Inc.			29,174	2,568,187
Potash Corp. of Saskatchewan Inc.			38,535	1,801,126
Total Materials				4,369,313
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Crown Castle International Corp.			29,460	1,428,221	*
Utilities — 2.2%
Electric Utilities — 0.7%
Northeast Utilities			28,650	995,588
Water Utilities — 1.5%
American Water Works Co. Inc.			64,840	2,187,053
Total Utilities				3,182,641
Total Common Stocks (Cost — $69,460,131)				98,688,831

	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 4.6%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.237%	11/10/42	$738,000	763,347	(a)
Bear Stearns Commercial Mortgage Securities, 2003-T12 A3	4.240%	8/13/39	84,025	84,748	(a)
Bear Stearns Commercial Mortgage Securities, 2005-T20 A2	5.127%	10/12/42	365,703	365,559	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	6.007%	12/10/49	500,000	543,545	(a)
Federal Home Loan Bank (FHLB), 00-0606 Y	5.270%	12/28/12	794,004	823,496
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	75,350	78,070
Federal Home Loan Mortgage Corp. (FHLMC), R005 AB	5.500%	12/15/18	393,518	400,140
GMAC Commercial Mortgage Securities Inc., 2004-C2 A2	4.760%	8/10/38	97,401	97,468
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	976,874	1,002,014

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	13

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	$1,103,013	$1,149,213
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	985,227	1,013,460
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	373,731	391,945
LB-UBS Commercial Mortgage Trust, 2004-C4 A3	5.346%	6/15/29	74,437	76,135	(a)
Morgan Stanley Dean Witter Capital I Inc., 2001-TOP3 A4	6.390%	7/15/33	17,650	17,637
Total Collateralized Mortgage Obligations (Cost — $6,809,398)				6,806,777
Corporate Bonds & Notes — 16.5%
Consumer Discretionary — 0.7%
Media — 0.5%
Comcast Corp., Senior Notes	5.650%	6/15/35	600,000	672,498
Specialty Retail — 0.2%
Best Buy Co. Inc., Senior Notes	3.750%	3/15/16	375,000	373,771
Total Consumer Discretionary				1,046,269
Consumer Staples — 0.7%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	3/26/13	235,000	239,351
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	776,108
Total Consumer Staples				1,015,459
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Apache Corp., Senior Notes	5.250%	4/15/13	750,000	793,086
Statoil ASA, Senior Notes	3.125%	8/17/17	190,000	205,236
Total Energy				998,322
Financials — 9.2%
Capital Markets — 1.4%
BlackRock Inc., Senior Notes	3.500%	12/10/14	415,000	446,277
BlackRock Inc., Senior Notes	4.250%	5/24/21	400,000	434,941
Goldman Sachs Group Inc., Senior Notes	5.700%	9/1/12	715,000	732,809
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	425,000	423,726
Total Capital Markets				2,037,753
Commercial Banks — 2.8%
Bank of Nova Scotia, Senior Notes	2.250%	1/22/13	80,000	81,358
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	295,000	304,710
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	250,000	253,525

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Schedule of investments (cont’d)

January 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	$435,000	$467,683
Rabobank Nederland NV, Notes	4.500%	1/11/21	1,000,000	1,081,836
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	450,000	449,549
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	555,000	573,888
Wells Fargo & Co.	4.600%	4/1/21	380,000	418,167
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	477,602
Total Commercial Banks				4,108,318
Consumer Finance — 1.8%
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	2,175,000	2,223,938
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	407,341
Total Consumer Finance				2,631,279
Diversified Financial Services — 2.2%
Bank of America Corp., Senior Notes	5.625%	10/14/16	1,000,000	1,034,843
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	650,000	671,477
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	550,000	566,979
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	540,000	766,812
Private Export Funding Corp.	4.974%	8/15/13	190,000	203,100
Total Diversified Financial Services				3,243,211
Insurance — 0.4%
Genworth Financial Inc., Senior Notes	6.500%	6/15/34	675,000	579,890
Real Estate Investment Trusts (REITs) — 0.6%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	125,000	127,911
Health Care REIT Inc., Senior Notes	3.625%	3/15/16	400,000	407,644
Simon Property Group LP, Senior Notes	4.200%	2/1/15	100,000	107,351
Simon Property Group LP, Senior Notes	4.125%	12/1/21	250,000	269,158
Total Real Estate Investment Trusts (REITs)				912,064
Total Financials				13,512,515
Health Care — 2.4%
Biotechnology — 0.3%
Gilead Sciences Inc., Senior Notes	3.050%	12/1/16	375,000	393,455
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	3.000%	3/15/15	175,000	186,698
Stryker Corp., Senior Notes	3.000%	1/15/15	180,000	189,862
Total Health Care Equipment & Supplies				376,560
Pharmaceuticals — 1.9%
Abbott Laboratories, Senior Notes	5.600%	11/30/17	650,000	790,971
AstraZeneca PLC, Senior Notes	5.400%	9/15/12	550,000	567,266

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	15

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	$355,000	$392,827
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	470,000	503,855
Wyeth, Notes	5.500%	2/15/16	425,000	495,901
Total Pharmaceuticals				2,750,820
Total Health Care				3,520,835
Industrials — 0.6%
Road & Rail — 0.6%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	904,318
Information Technology — 1.3%
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.250%	2/24/12	410,000	410,812
Hewlett-Packard Co., Senior Notes	3.000%	9/15/16	455,000	469,151
Total Computers & Peripherals				879,963
Internet Software & Services — 0.2%
eBay Inc., Senior Notes	1.625%	10/15/15	340,000	346,167
Software — 0.5%
Microsoft Corp., Senior Notes	2.950%	6/1/14	205,000	217,621
Microsoft Corp., Senior Notes	1.625%	9/25/15	450,000	467,049
Total Software				684,670
Total Information Technology				1,910,800
Materials — 0.5%
Chemicals — 0.5%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	761,045
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	400,000	498,038
Total Corporate Bonds & Notes (Cost — $22,618,080)				24,167,601
Mortgage-Backed Securities — 4.5%
FHLMC — 3.0%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	264,670	291,462
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/19-7/1/35	1,713,147	1,844,675
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/21	444,020	475,068
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/22-2/1/36	921,005	1,010,215
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/37	344,993	387,894
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	2/1/37	408,874	444,068
Total FHLMC				4,453,382

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Schedule of investments (cont’d)

January 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — 0.8%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	$96	$110
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	252,856	270,734
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	87,952	95,784
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	690,520	760,104
Total FNMA				1,126,732
GNMA — 0.7%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	793,977	881,717
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	89,541	105,024
Total GNMA				986,741
Total Mortgage-Backed Securities (Cost — $5,929,210)				6,566,855
Municipal Bonds — 0.4%
Maryland — 0.1%
Baltimore, MD, Revenue, Parking System Facilities	2.904%	7/1/13	100,000	100,847
Baltimore, MD, Revenue, Parking System Facilities	3.387%	7/1/14	125,000	127,459
Total Maryland				228,306
Pennsylvania — 0.3%
County of Montgomery, PA, GO, Build America Bonds	5.400%	10/1/30	400,000	440,644
Total Municipal Bonds (Cost — $631,677)				668,950
U.S. Government & Agency Obligations — 3.3%
U.S. Government Agencies — 0.3%
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	452,273
U.S. Government Obligations — 3.0%
U.S. Treasury Bonds	3.500%	2/15/39	718,000	802,814
U.S. Treasury Bonds	4.375%	11/15/39	1,109,000	1,430,783
U.S. Treasury Notes	2.250%	11/30/17	927,000	996,018
U.S. Treasury Notes	2.625%	8/15/20	1,018,000	1,106,280
Total U.S. Government Obligations				4,335,895
Total U.S. Government & Agency Obligations (Cost — $3,988,787)				4,788,168
Total Investments before Short-Term Investments (Cost — $109,437,283)				141,687,182

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	17

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 3.3%
Repurchase Agreements — 3.3%
Bank of America repurchase agreement dated 1/31/12; Proceeds at maturity — $4,825,675; (Fully collateralized by U.S. government agency obligations, 4.625% due 5/1/13; Market value — $4,938,722 (Cost — $4,825,659)	0.120%	2/1/12	$4,825,659	$4,825,659
Total Investments — 100.0% (Cost — $114,262,942#)				146,512,841
Liabilities in Excess of Other Assets — 0.0%				(379)
Total Net Assets — 100.0%				$146,512,462

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $114,500,477.

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Statement of assets and liabilities

January 31, 2012

Assets:
Investments, at value (Cost — $114,262,942)	$146,512,841
Cash	2,818
Interest and dividends receivable	529,806
Receivable for Fund shares sold	152,287
Prepaid expenses	22,603
Total Assets	147,220,355

Liabilities:
Payable for Fund shares repurchased	339,505
Investment management fee payable	80,055
Service and/or distribution fees payable	44,000
Trustees’ fees payable	18,290
Accrued expenses	226,043
Total Liabilities	707,893
Total Net Assets	$146,512,462

Net Assets:
Par value (Note 7)	$86
Paid-in capital in excess of par value	121,710,788
Undistributed net investment income	88,661
Accumulated net realized loss on investments	(7,536,972)
Net unrealized appreciation on investments	32,249,899
Total Net Assets	$146,512,462

Shares Outstanding:
Class A	7,281,494
Class B	633,840
Class C	578,302
Class I	58,077

Net Asset Value:
Class A (and redemption price)	$17.12
Class B*	$17.13
Class C*	$17.30
Class I (and redemption price)	$17.12
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$18.16

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	19

Statement of operations

For the Year Ended January 31, 2012

Investment Income:
Interest	$1,886,114
Dividends	1,362,937
Total Investment Income	3,249,051

Expenses:
Investment management fee (Note 2)	993,823
Service and/or distribution fees (Notes 2 and 5)	556,523
Transfer agent fees (Note 5)	454,818
Registration fees	54,178
Legal fees	35,958
Shareholder reports	31,632
Audit and tax	29,800
Fund accounting fees	15,246
Trustees’ fees	13,048
Insurance	4,166
Custody fees	1,344
Miscellaneous expenses	300
Total Expenses	2,190,836
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,675)
Net Expenses	2,189,161
Net Investment Income	1,059,890

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	4,120,077
Change in Net Unrealized Appreciation (Depreciation) from Investments	(3,216,622)
Net Gain on Investments	903,455
Increase in Net Assets from Operations	$1,963,345

See Notes to Financial Statements.

20	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended January 31,	2012	2011

Operations:
Net investment income	$1,059,890	$1,275,129
Net realized gain	4,120,077	4,024,962
Change in net unrealized appreciation (depreciation)	(3,216,622)	17,097,363
Proceeds from settlement of a regulatory matter	—	614,526	†
Increase in Net Assets From Operations	1,963,345	23,011,980

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,185,169)	(2,048,219)
Decrease in Net Assets From Distributions to Shareholders	(1,185,169)	(2,048,219)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,046,873	12,741,292
Reinvestment of distributions	1,145,343	1,991,584
Cost of shares repurchased	(31,774,860)	(30,300,252)
Decrease in Net Assets From Fund Share Transactions	(20,582,644)	(15,567,376)
Increase (Decrease) in Net Assets	(19,804,468)	5,396,385

Net Assets:
Beginning of year	166,316,930	160,920,545
End of year*	$146,512,462	$166,316,930
* Includes undistributed net investment income of:	$88,661	$98,671

†	The Fund received $352,680, $214,328 and $47,518 for Classes A, B and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$16.98	$14.92	$11.90	$16.46	$21.12

Income (loss) from operations:
Net investment income	0.14	0.15	0.17	0.20	0.27
Net realized and unrealized gain (loss)	0.15	2.08	3.03	(4.55)	0.37
Proceeds from settlement of a regulatory matter	—	0.04	—	—	—
Total income (loss) from operations	0.29	2.27	3.20	(4.35)	0.64

Less distributions from:
Net investment income	(0.15)	(0.21)	(0.18)	(0.21)	(0.27)
Net realized gains	—	—	—	—	(5.03)
Total distributions	(0.15)	(0.21)	(0.18)	(0.21)	(5.30)

Net asset value, end of year	$17.12	$16.98	$14.92	$11.90	$16.46
Total return[2]	1.75%†	15.33%[3]	27.08%	(26.64)%	1.94%

Net assets, end of year (000s)	$124,660	$137,999	$131,913	$114,042	$179,496

Ratios to average net assets:
Gross expenses	1.30%	1.30%	1.29%	1.26%	1.20%
Net expenses[4]	1.30	1.30	1.29	1.26	1.20
Net investment income	0.83	0.94	1.28	1.33	1.31

Portfolio turnover rate	29%	30%	29%	42%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06%. Class A received $352,680 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.69% for the year ended January 31, 2012.

See Notes to Financial Statements.

22	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2012		2011	2010	2009	2008

Net asset value, beginning of year	$17.01		$14.97	$11.95	$16.53	$21.19

Income (loss) from operations:
Net investment income (loss)	(0.04)		(0.00) [2]	0.02	0.04	0.06
Net realized and unrealized gain (loss)	0.16		2.06	3.04	(4.56)	0.37
Proceeds from settlement of a regulatory matter	—		0.19	—	—	—
Total income (loss) from operations	0.12		2.25	3.06	(4.52)	0.43

Less distributions from:
Net investment income	(0.00)	[2]	(0.21)	(0.04)	(0.06)	(0.06)
Net realized gains	—		—	—	—	(5.03)
Total distributions	(0.00)	[2]	(0.21)	(0.04)	(0.06)	(5.09)

Net asset value, end of year	$17.13		$17.01	$14.97	$11.95	$16.53
Total return[3]	0.72	%†	15.26%[4]	25.67%	(27.39)%	0.91%

Net assets, end of year (000s)	$10,855		$15,666	$18,884	$20,958	$39,401

Ratios to average net assets:
Gross expenses	2.35%		2.28%	2.46%	2.30%	2.23%
Net expenses[5]	2.35		2.28	2.46	2.30	2.23
Net investment income (loss)	(0.23)		(0.03)	0.12	0.28	0.29

Portfolio turnover rate	29%		30%	29%	42%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98%. Class B received $214,328 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.60% for the year ended January 31, 2012.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$17.15	$15.07	$12.02	$16.62	$21.28

Income (loss) from operations:
Net investment income	0.03	0.04	0.10	0.11	0.15
Net realized and unrealized gain (loss)	0.16	2.10	3.06	(4.58)	0.37
Proceeds from settlement of a regulatory matter	—	0.07	—	—	—
Total income (loss) from operations	0.19	2.21	3.16	(4.47)	0.52

Less distributions from:
Net investment income	(0.04)	(0.13)	(0.11)	(0.13)	(0.15)
Net realized gains	—	—	—	—	(5.03)
Total distributions	(0.04)	(0.13)	(0.11)	(0.13)	(5.18)

Net asset value, end of year	$17.30	$17.15	$15.07	$12.02	$16.62
Total return[2]	1.09%†	14.75%[3]	26.40%	(27.06)%	1.32%

Net assets, end of year (000s)	$10,003	$11,511	$10,078	$8,888	$12,774

Ratios to average net assets:
Gross expenses	1.96%	2.01%	1.80%	1.87%	1.81%
Net expenses[4]	1.96	2.01	1.80	1.87	1.81
Net investment income	0.17	0.23	0.77	0.73	0.71

Portfolio turnover rate	29%	30%	29%	42%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28%. Class C received $47,518 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.04% for the year ended January 31, 2012.

See Notes to Financial Statements.

24	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2012		2011	2010	2009[2]

Net asset value, beginning of year	$16.99		$14.92	$11.90	$15.98

Income (loss) from operations:
Net investment income	0.19		0.20	0.24	0.13
Net realized and unrealized gain (loss)	0.14		2.09	3.02	(4.08)
Total income (loss) from operations	0.33		2.29	3.26	(3.95)

Less distributions from:
Net investment income	(0.20)		(0.22)	(0.24)	(0.13)
Total distributions	(0.20)		(0.22)	(0.24)	(0.13)

Net asset value, end of year	$17.12		$16.99	$14.92	$11.90
Total return[3]	1.99	%†	15.51%	27.67%	(24.80)%

Net assets, end of year (000s)	$994		$1,141	$46	$15

Ratios to average net assets:
Gross expenses	1.16%		1.08%	0.81%	1.03%[4]
Net expenses[5]	1.00	[6,7]	0.95 [6,7]	0.81 [6]	1.03 [4]
Net investment income	1.12		1.25	1.71	1.81 [4]

Portfolio turnover rate	29%		30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 24, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.93% for the year ended January 31, 2012.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$98,688,831	—	—	$98,688,831
Collateralized mortgage obligations	—	$6,806,777	—	6,806,777
Corporate bonds & notes	—	24,167,601	—	24,167,601
Mortgage-backed securities	—	6,566,855	—	6,566,855
Municipal bonds	—	668,950	—	668,950
U.S. government & agency obligations	—	4,788,168	—	4,788,168
Total long-term investments	$98,688,831	$42,998,351	—	$141,687,182
Short-term investments†	—	4,825,659	—	4,825,659
Total investments	$98,688,831	$47,824,010	—	$146,512,841

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	27

investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on

28	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Notes to financial statements (cont’d)

historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$115,269	$(115,269)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund,

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	29

including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended January 31, 2012, fees waived and/or expenses reimbursed amounted to $1,675.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold these shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended January 31, 2012, LMIS and its affiliates received sales charges of approximately $21,000 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$17,000	$1,000

*	Amount represents less than $1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the

30	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Notes to financial statements (cont’d)

Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of January 31, 2012, the Fund had accrued $11,574 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$41,607,446	$1,819,205
Sales	56,909,097	4,282,540

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,736,933
Gross unrealized depreciation	(724,569)
Net unrealized appreciation	$32,012,364

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$320,646	$356,521
Class B	129,325	74,278
Class C	106,552	19,961
Class I	—	4,058
Total	$556,523	$454,818

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	31

For the year ended January 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$1,675
Total	$1,675

6. Distributions to shareholders by class

	Year Ended January 31, 2012	Year Ended January 31, 2011
Net Investment Income:
Class A	$1,148,738	$1,724,548
Class B	2,027	229,038
Class C	22,026	84,235
Class I	12,378	10,398
Total	$1,185,169	$2,048,219

7. Shares of beneficial interest

At January 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	443,122	$7,422,710	557,045	$8,783,132
Shares issued on reinvestment	67,639	1,116,559	109,663	1,684,928
Shares repurchased	(1,354,621)	(22,621,166)	(1,384,650)	(21,680,236)
Net decrease	(843,860)	$(14,081,897)	(717,942)	$(11,212,176)

Class B
Shares sold	26,384	$450,044	77,898	$1,219,850
Shares issued on reinvestment	120	2,013	15,592	226,887
Shares repurchased	(313,435)	(5,255,497)	(434,530)	(6,825,057)
Net decrease	(286,931)	$(4,803,440)	(341,040)	$(5,378,320)

Class C
Shares sold	95,319	$1,619,255	88,616	$1,410,647
Shares issued on reinvestment	1,135	18,821	4,859	73,366
Shares repurchased	(189,253)	(3,204,477)	(91,107)	(1,449,461)
Net increase (decrease)	(92,799)	$(1,566,401)	2,368	$34,552

32	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	32,893	$554,864	85,520	$1,327,663
Shares issued on reinvestment	481	7,950	410	6,403
Shares repurchased	(42,461)	(693,720)	(21,854)	(345,498)
Net increase (decrease)	(9,087)	$(130,906)	64,076	$988,568

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended January 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$1,185,169	$2,048,219

As of January 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$143,457
Capital loss carryforward*	(5,371,915)
Other book/tax temporary differences(a)	(1,982,318)
Unrealized appreciation (depreciation)(b)	32,012,364
Total accumulated earnings (losses) — net	$24,801,588

*	During the taxable year ended January 31, 2012, the Fund utilized $ 5,477,662 of its capital loss carryforward available from prior years. As of January 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
1/31/2018	$(5,371,915)

This amount will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	33

clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

34	Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report

Notes to financial statements (cont’d)

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason Investment Counsel Social Awareness Fund 2012 Annual Report	35

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Investment Counsel Social Awareness Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Social Awareness Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 16, 2012

36	Legg Mason Investment Counsel Social Awareness Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement pursuant to which Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information

Legg Mason Investment Counsel Social Awareness Fund	37

received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund performed better than the median for the five-year period, but performed below the median for the one-, three- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to

38	Legg Mason Investment Counsel Social Awareness Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 11 retail front-end load mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target allocation growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group, but higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the other funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe.

Legg Mason Investment Counsel Social Awareness Fund	39

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

40	Legg Mason Investment Counsel Social Awareness Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Investment Counsel Social Awareness Fund	41

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

42	Legg Mason Investment Counsel Social Awareness Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Investment Counsel Social Awareness Fund	43

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	162
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

44	Legg Mason Investment Counsel Social Awareness Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Investment Counsel Social Awareness Fund	45

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46	Legg Mason Investment Counsel Social Awareness Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2012:

Record date:	3/30/2011	6/29/2011	9/29/2011	12/27/2011
Payable date:	3/31/2011	6/30/2011	9/30/2011	12/28/2011
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	93.76%	100.00%	100.00%	100.00%
Interest from federal obligations	5.74%	5.74%	5.74%	5.74%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Investment Counsel

Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken
Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0912 3/12 SR12-1612

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2011 and January 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $358,200 in 2011 and $356,300 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2011 and $9,500 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $102,000 in 2011 and $103,600 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for January 31, 2011 and January 31, 2012; Tax Fees were 100% and 100% for January 31, 2011 and January 31, 2012; and Other Fees were 100% and 100% for January 31, 2011 and January 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	March 26, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	March 26, 2012